The HART Program (Group Variable Funding Agreements)

Separate Account Twelve

Hartford Life Insurance Company

File No. 333-114404

Supplement Dated July 18, 2007 to the Prospectus Dated May 1, 2007

Supplement Dated July 18, 2007 to your Prospectus

HOTCHKIS & WILEY LARGE CAP VALUE

Hotchkis & Wiley Large Cap Value Sub-Account will be closed to contributions and transfers.

This supplement should be retained with the prospectus for future reference.